Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CPI Holdco, Inc. (the ‘‘Company’’) on Form 10-K for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, O. Joe Caldarelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ O. Joe Caldarelli

O. Joe Caldarelli
Chief Executive Officer
December 20, 2005

Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CPI Holdco, Inc. (the ‘‘Company’’) on Form 10-K for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Joel Littman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel A. Littman

Joel A. Littman
Chief Financial Officer
December 20, 2005